                                                                    EXHIBIT 10.6




                         VIASOURCE COMMUNICATIONS, INC.

                          REGISTRATION RIGHTS AGREEMENT

                           DATED AS OF AUGUST 3, 2001

                                TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       ----
VIASOURCE COMMUNICATIONS, INC............................................................................1


REGISTRATION RIGHTS AGREEMENT............................................................................1


Article I DEFINITIONS....................................................................................1

     Section 1.01.       Defined Terms...................................................................1

Article II REGISTRATION RIGHTS...........................................................................5

     Section 2.01.       Demand Registration.............................................................5
     Section 2.02.       Piggy-Back Registration.........................................................6
     Section 2.03.       Form S-3 Registration...........................................................7
     Section 2.04.       Registration Expenses...........................................................8
     Section 2.05.       Registration Procedures.........................................................9
     Section 2.06.       Indemnification................................................................10
     Section 2.07.       Information by the Holders.....................................................12
     Section 2.08.       Rule 144 Reporting.............................................................12
     Section 2.09.       Assignability..................................................................12

Article III CERTAIN REPRESENTATIONS AND COVENANTS.......................................................12

     Section 3.01.       Lender Representation..........................................................12
     Section 3.02.       Company Representations........................................................13
     Section 3.03.       Company Covenants..............................................................13

Article IV MISCELLANEOUS................................................................................13

     Section 4.01.       Injunctive Relief..............................................................13
     Section 4.02.       Further Assurances.............................................................14
     Section 4.03.       Governing Law..................................................................14
     Section 4.04.       Amendment; Waiver..............................................................14
     Section 4.05.       Binding Effect.................................................................14
     Section 4.06.       Invalidity of Provision........................................................14
     Section 4.07.       Counterparts...................................................................14
     Section 4.08.       Notices........................................................................14
     Section 4.09.       Headings.......................................................................14
     Section 4.10.       Expiration of Rights...........................................................14
     Section 4.11.       Entire Agreement...............................................................15

Schedule 1               Addresses for Notices
Schedule 2               Certain Lender Agreements Regarding Capital Stock
Schedule 3               Certain Company Agreements Regarding Capital Stock
Schedule 4               Certain Debt and Warrant Holders of the Company


                         VIASOURCE COMMUNICATIONS, INC.

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement dated as of August 3, 2001 (this "Agreement") by and among Viasource Communications, Inc., a New Jersey corporation (the "Company"), and each of the individuals or entities signatory hereto (each a "Lender" and together the "Lenders").

                              W I T N E S S E T H:

                  WHEREAS, the Company, the Agent and the Lenders have entered into a Second Amended and Restated Credit Agreement dated as of the date hereof (the "Credit Agreement");

                  WHEREAS, pursuant to the terms and conditions of Amendment No. 7 to Amended and Restated Credit Agreement ("Amendment No. 7") dated as of July 5, 2001 among the Company, the Company's Subsidiaries and GECC, the Company has agreed to issue the GECC Warrants;

                  WHEREAS, pursuant to the terms and conditions of the Term B Convertible Note and Warrant Purchase Agreement (the "Note Purchase Agreement") dated as of the date hereof among the Company and the Term B Lenders, each of the Term B Lenders has agreed to purchase the Term B Notes and Lender Warrants;

                  WHEREAS, the Company and the Lenders desire to provide for certain arrangements with respect to the registration of capital stock of the Company under the Securities Act;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   Article I

                                   DEFINITIONS

                  Section 1.01. DEFINED TERMS. All terms capitalized but not defined herein shall have the meanings attributable to such terms in the Note Purchase Agreement, except where the context otherwise requires. The following additional terms when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings, such meanings to be equally applicable to the singular and plural forms thereof:

                  "AGENT" shall have the meaning ascribed to such term in the Credit Agreement.

                  "AFFILIATE" shall mean, with respect to any Person, any person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "AMENDMENT NO. 7" shall have the meaning set forth in the second recital to this Agreement.

                  "BANCBOSTON" shall mean BancBoston Investments Inc.

                  "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

                   "CAPITAL STOCK" means all of the (i) Common Stock and (ii) other equity and debt securities of the Company, including Share Equivalents and, where applicable, any obligation exercisable for, convertible into or exchangeable for any equity securities of the Company.

                  "CLOSING DATE" shall mean August 3, 2001.

                  "COMMISSION" shall mean the Securities and Exchange
Commission.

                  "COMMON STOCK" shall mean the Company's common stock, no par value per share as authorized on the date hereof and as increased or decreased from time to time.

                  "CREDIT AGREEMENT" shall have the meaning set forth in the first recital to this Agreement.

                  "CREST" shall mean Crest Communications Partners II LP and any Affiliate thereof (but not including the Company or Communication Resources Incorporated).

                  "EXPIRATION DATE" shall mean, subject to the Company remaining a public reporting company under the Exchange Act, the two year anniversary of the earlier of (i) the later of the date of the last issuance of (A) the Term B Share Equivalents or (B) the Warrant Share Equivalents or (ii) the fifth anniversary of the Closing Date.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "FULLY DILUTED COMMON STOCK" shall mean the shares of Common Stock after giving effect to the exercise and conversion of any options, rights and warrants to purchase shares of Common Stock and securities convertible into shares of Common Stock.

                  "GATEWAY WARRANT" shall have the meaning set forth in Section 3.02.

                  "GECC" shall mean General Electric Capital Corporation.

                  "GECC SHARE EQUIVALENTS" shall mean those shares of Common Stock issuable upon exercise of the GECC Warrants.

                  "GECC WARRANTS" shall mean the warrants issued to GECC pursuant to Amendment No. 7.

                  "HOLDER" shall mean any Lender (or such Lender's assignee pursuant to Section 2.09 hereof).

                  "LENDER INITIATING HOLDERS" shall have the meaning set forth in Section 2.01(a).

                  "LENDER WARRANT SHARE EQUIVALENTS" shall mean those shares of Common Stock issuable upon exercise of the Lender Warrants.

                  "LENDER WARRANTS" shall mean the warrants issued to the Term B Lenders pursuant to the Note Purchase Agreement and the Credit Agreement.

                  "JACKSON" shall mean Jackson National Life Insurance Company and its Affiliates, including, without limitation, Old Hickory Fund I, LLC.

                  "NOTE PUCHASE AGREEMENT" shall have the meaning set forth in the third recital to this Agreement.

                  "ORIGINAL REGISTRABLE SECURITIES" shall have the meaning ascribed to "Registrable Securities" in the Stockholders Agreement.

                  "PERSON" shall mean and include an individual, a corporation, a limited liability company, an association, a partnership, a trust or estate, a government or any department or agency thereof or any other legal entity.

                  "PNC" shall mean PNC Capital Corp. and Wood Street Partners,
II.

                  "PRIORITY HOLDERS" shall mean Jackson, BancBoston, GECC and
PNC.

                  "REGISTRABLE SECURITIES" shall mean at any time (i) the Common Stock held by any Holder, (ii) Common Stock into which or for which any security of the Company held by any Holder may be converted or exercised, including by conversion of the Term B Notes or exercise of the Lender Warrants or GECC Warrants and (iii) any Common Stock issued as a dividend or distribution with respect to, or in exchange for or in replacement of, any Term B Notes or Common Stock or such other security; PROVIDED, that any Common Stock sold to the public under a registration statement filed with the Commission or pursuant to Rule 144 shall not be deemed Registrable Securities.

                  "REGISTRATION EXPENSES" shall mean all expenses incident to the Company's performance of or compliance with its obligations under Sections 2.01, 2.02 and 2.03 hereof, including, without limitation, all Commission, NASD and stock exchange or NASDAQ registration and filing fees and expenses, fees and expenses of compliance with applicable state securities or "blue sky" laws

(including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered in any public offering on each securities exchange or national market system on which such securities are to be so listed and, following such public offering, the fees and expenses incurred in connection with the listing of such securities to be registered on each securities exchange or national market system on which such securities are listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit and "cold comfort" letters required by or incident to such performance and compliance), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including the fees and expenses of any "qualified independent underwriter" required by the NASD), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company and fees and expenses of one counsel for those Holders requesting registration (such legal fees and expenses to be borne by the Company shall not exceed $15,000), PROVIDED, HOWEVER, that Registration Expenses shall not include any underwriting discounts or commission or transfer taxes, if any, attributable to the sale of Registrable Securities by holders of such Registrable Securities other than the Company.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SHARE EQUIVALENTS" shall mean collectively, the Term B Share Equivalents, the Lender Warrant Share Equivalents and the GECC Share Equivalents.

                  "STOCKHOLDERS AGREEMENT" shall mean the Amended and Restated Stockholders Agreement dated as of June 1, 2000, among the Company and certain parties thereto.

                  "SUBSIDIARY" shall mean any Person of which the Company, directly or indirectly, owns 50% or more of the outstanding voting securities or has the power to elect or designate a majority of the board of directors (or similar governing body) or otherwise controls.

                  "TERM B LENDERS" shall mean Crest Communications Partners II LP, Jackson National Life Insurance Company, Old Hickory Fund I, LLC, Tully Capital Partners, PNC Capital Corp. and Wood Street Partners, II.

                  "TERM B NOTES" shall have the meaning ascribed to "Term B Notes" in the Credit Agreement.

                  "TERM B SHARE EQUIVALENTS" shall mean those shares of Common Stock issuable upon conversion of the Term B Notes.

                                   Article II

                               REGISTRATION RIGHTS

                  Section 2.01. DEMAND REGISTRATION.

                  (a) (i) At any time, upon the written request the holders of at least 20% of the Term B Notes and Term B Share Equivalents on an as converted basis or the holders of the Term B Notes with a face value of at least $1,000,000 (such holders and their Affiliates holding Term B Notes or Share Equivalents, the "Lender Initiating Holders"), the Company shall use its best efforts to effect the registration of all or part of such Lender Initiating Holders' Registrable Securities under the Securities Act as described below; PROVIDED, that each request of the Lender Initiating Holders shall cover 20% or more of the Term B Notes and Term B Share Equivalents on as converted basis. Such request shall state the intended method of disposition by such Holder of the Registrable Securities and the Company will promptly give written notice of such requested registration to all Holders of the Registrable Securities. The Company will use its best efforts to effect such registration of (A) the Registrable Securities which the Company has been so requested to register for disposition in accordance with the intended method of disposition stated in such request and (B) except as set forth in the next succeeding sentence, all other Registrable Securities the Holders of which shall have, within 30 days after the receipt of such written notice from the Company, made written request (stating the intended method of disposition of such securities by such Holders) to the Company for registration thereof, all to the extent required to permit the disposition (in accordance with the intended method thereof as aforesaid) by all such Holders of the Registrable Securities so to be registered; PROVIDED, HOWEVER, that the Lender Initiating Holders shall not be deemed to have made a demand request unless a registration statement shall have become effective with respect to 100% of the shares requested to be included therein by the Lender Initiating Holders; PROVIDED, FURTHER, HOWEVER, that the Company shall not be required to effect any registration pursuant this Section 2.01 at any time after the second such registration which shall not have been interfered with by any order or requirement of the Commission or any other governmental agency or any court. The Company, after consultation with the Lender Initiating Holders requesting any registration pursuant to this paragraph, shall select the underwriter or underwriters of recognized standing to be used in connection with any public offering of securities registered pursuant to this paragraph.

                  (b) If a requested registration pursuant to this Section 2.01 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Lender Initiating Holders, the Company will exclude from such registration, to the extent of the number of securities which the Company is so advised cannot be sold in such offering, first, on a pro rata basis in accordance with the amount of Fully Diluted Common Stock held beneficially or of record, the Registrable Securities requested to be registered for the account of any Person (including the Company) other than the Lender Initiating Holders and Holders of Term B Notes or Share Equivalents and second, on a pro rata basis in accordance with the amount of Fully Diluted Common Stock held beneficially or of record, the Registrable Securities requested to be registered for the account of the Lender Initiating

Holders and Holders of Term B Notes or Share Equivalents. Any Holder of Registrable Securities to be included in any registration pursuant to this
Section 2.01 by written notice to the Company within 20 days after its receipt of a copy of a notice from the managing underwriter delivered pursuant to this
Section 2.01(b) may rescind its request for registration of any Registrable Securities held by it with respect to all or any part of such Registrable Securities.

                  (c) The Company may delay for up to three months a request pursuant to this Section 2.01 if the Board of Directors, in its good faith judgment, shall determine that the filing of a registration statement would adversely affect the interests of the Company and its stockholders, provided that the Company may not exercise such right more than one time in any twelve-month period. If the Company makes such determination, it shall give written notice to each holder of Registrable Securities requesting registration. Such delay shall be for the period the Company determines, on the basis provided above, is in good faith necessary or desirable, but in no event greater than three months. Following such delay, the Company shall promptly cause the Registrable Securities to be registered unless, within 15 days of receipt of notice from the Company, the Lender Initiating Holders withdraw the request pursuant to Section 2.01(b), in which case such request will not be considered a request for the purposes of Section 2.01(a).

                  Section 2.02. PIGGY-BACK REGISTRATION.

                  (a) If the Company at any time proposes to register any of its equity securities (other than securities issued with respect to any acquisition or any employee stock option, stock purchase, or similar plan or any other securities to be registered pursuant to a special purpose registration) under the Securities Act on Form S-1, Form S-2, Form S-3 or any other form of general application for sale of securities to the public in an underwritten offering upon which may be registered securities similar to the Registrable Securities, it will each such time at least 30 days prior to the anticipated filing date of such proposed registration statement give written notice to all Holders of all Registrable Securities of its intention so to do and, upon the written request of any such holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and state the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of Registrable Securities which the Company has been so requested to register, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) by such Holders of the Registrable Securities to be so registered, subject to the discretion of the managing underwriter to limit or exclude any of such equity securities from the offering (subject to the priorities as set forth in Section 2.01(b) below) if it determines that the inclusion thereof would adversely affect the marketing of the securities to be sold by the Company therein; PROVIDED, HOWEVER, that if any

Registrable Securities are to be distributed pursuant to this Section 2.02 through a firm of underwriters to the public and Crest shall be participating in such offering it shall have the right, after consultation with the Company, to approve any underwriter.

                  (b) If a requested registration pursuant to this Section 2.02 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Lender Initiating Holders and Priority Holders (pursuant to Section 5.02(b) of the Stockholders Agreement), the Company will exclude from such registration, to the extent of the number of securities which the Company is so advised cannot be sold in such offering, first, on a pro rata basis in accordance with the amount of Fully Diluted Common Stock held beneficially or of record, the Registrable Securities or Original Registrable Securities, as applicable, requested to be registered for the account of any Person other than the Holders of Term B Notes or Share Equivalents or the Priority Holders (pursuant to Section 5.02(b) of the Stockholders Agreement), as applicable, second, on a pro rata basis in accordance with the amount of Fully Diluted Common Stock held beneficially or of record, the Registrable Securities or Original Registrable Securities, as applicable, requested to be registered for the account of the Holders of Term B Notes or Share Equivalents and the Priority Holders (pursuant to Section 5.02(b) of the Stockholders Agreement), as applicable, and third those Registrable Securities requested to be registered for the account of the Company. Any Holder of Registrable Securities or Priority Holder to be included in any registration pursuant to this Section 2.02 by written notice to the Company within 20 days after its receipt of a copy of a notice from the managing underwriter delivered pursuant to this Section 2.02(b) may rescind its request for registration of any Registrable Securities or Original Registrable Securities, as applicable, held by it with respect to all or any part of such Registrable Securities or Original Registrable Securities.

                  Section 2.03. FORM S-3 REGISTRATION.

                  (a) At any time after August 23, 2001 when the Company is eligible to register securities on Form S-3, if the Company shall receive from holders of at least 20% of the Term B Notes and Term B Share Equivalents on an as converted basis or the holders of the Term B Notes with a face value of at least $1,000,000 a written request or requests that the Company effect a registration on Form S-3 with respect to all or a part of the Registrable Securities owned by such Holder or Holders the Company will: (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; (ii) as soon as practicable effect such registration and all such qualification and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' of Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.03, (A) if Form S-3 is not available for such offering by the Holders; (B) more than two times in any twelve-month period; (C) if the anticipated aggregate price of all shares requested to be included in such registration is not at least $500,000; or (D) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company to the effect that, in the good faith judgment of the Board of Directors, the filing, the offering or the disclosure required thereby would adversely affect a pending or contemplated acquisition, financing or other material transaction of the Company and it is therefore in the best interests of the Company to defer the filing of such registration statement, then the Company shall have the right to defer such filing or to block the sale of shares thereunder for a period of not more than 90 days after the date of furnishing such certificate; provided, HOWEVER, that the Company may not exercise such right more than once in any twelve-month period; and (iii) subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. No registration effected pursuant to this
Section 2.03 shall relieve the Company from its obligation to effect any registration pursuant to Section 2.01 or 2.02.

                  (b) If a requested registration pursuant to this Section 2.03 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Holders of a Majority of the Registrable Securities, the Company will exclude from such registration, to the extent of the number of securities which the Company is so advised cannot be sold in such offering, first, on a pro rata basis in accordance with the amount of Fully Diluted Common Stock held beneficially or of record, the Registrable Securities requested to be registered for the account of any Person (including the Company) other than the initiating Holder or Holders pursuant to Section 2.03(a) hereof and second, on a pro rata basis in accordance with the amount of Fully Diluted Common Stock held beneficially or of record, if applicable, the Registrable Securities requested to be registered for the account of such initiating Holder or Holders. Any Holder of Registrable Securities to be included in any registration pursuant to this Section 2.03 by written notice to the Company within 20 days after its receipt of a copy of a notice from the managing underwriter delivered pursuant to this Section 2.03(b) may rescind its request for registration of any Registrable Securities held by it with respect to all or any part of such Registrable Securities.

                  Section 2.04. REGISTRATION EXPENSES. The Registration Expenses in connection with (i) any registration in which Registrable Securities shall be included pursuant to Section 2.02, (ii) up to two registrations in which Registrable Securities shall be included pursuant to Section 2.01 and (iii) up to two registrations in which Registrable Securities shall be included pursuant to Section 2.03 shall be borne by the Company.

                  Section 2.05. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will as promptly as possible:

                  (i) prepare and (in any event within 120 days after the end of the period within which requests for registration may be given to the Company) file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided, HOWEVER, that before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to each Holder of Registrable Securities included in such registration statement copies of such documents proposed to be filed for such Holder's review;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Registrable Securities and other securities covered by such registration statement until such time as all of such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of less than 120 days after such registration statement becomes effective;

                  (iii) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (iv) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other applicable securities or Blue Sky laws of such jurisdictions within the United States of America (including territories and commonwealths thereof) as each seller shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any jurisdiction;

                  (v) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the period mentioned in subdivision (ii) of this Section 2.05, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, each such seller shall not offer or sell any securities covered by such registration statement and shall return all copies of such prospectus to the Company if requested to do so by it), and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and

                  (vi) furnish to each holder for which Registrable Securities are registered or are to be registered at the time of the disposition of such Registrable Securities by such holder, a signed copy of an opinion of counsel dated the effective date of such registration statement reasonably satisfactory in form and substance to the three largest such holders (based on their percentage in interest of the Registrable Securities or the largest such holder if such holder's percentage in interest of the Registrable Securities is equal to or greater than 50%) covering substantially the matters with respect to such registration statement (and the prospectus, included therein) as are customarily covered in opinions of issuers' counsel delivered to underwriters in underwritten public offerings of securities; it being understood that such opinion may contain such qualifications and assumptions as are customary in the rendering of similar opinions.

The Company may require each seller of any Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may from time to time request in writing and as shall be required by law to effect such registration.

                  Section 2.06. INDEMNIFICATION.

                  (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such securities and its directors and officers and partners and each underwriter of such securities and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller (including its employees and agents), each such director and officer, each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished by any seller to the Company specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect irrespective of any investigation by any person indemnified above.

                  (b) In connection with any registration statement in which a Holder of Registrable Securities is participating each such Holder shall indemnify to the extent permitted by law in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.06 (but only up to an amount, with respect to such prospective seller, not in excess of the gross proceeds realized by such seller from the sale of Registrable Securities registered pursuant to such registration statement), the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 2.06, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.06, except to the extent that the indemnifying party is actually materially and irrevocably prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the written opinion of counsel for such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expense subsequently incurred by the latter in connection with the defense thereof. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party shall not be subject to any liability for any settlement made without its consent, which shall not be unreasonably withheld.

                  If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand.

                  Section 2.07. INFORMATION BY THE HOLDERS. Each of the Holders included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Article II.

                  Section 2.08. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use all commercially reasonable efforts to:

                  (i) make and keep public information available, as those terms are understood and defined in Rule 144 of the Securities Act;

                  (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

                  (iii) so long as any Holder owns any Registrable Securities, furnish to such Holder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as any Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

                  Section 2.09. ASSIGNABILITY. The registration rights set forth in this Article II shall be assignable by any Holder, in whole or in part, to any transferee of Term B Notes, Lender Warrants or Registrable Securities, provided such transferee agrees to be bound by all provisions of this Agreement. Any such assignee of a Holder shall be deemed to be a Holder for purposes of this Article II.

                                  Article III

                      CERTAIN REPRESENTATIONS AND COVENANTS

                  Section 3.01. LENDER REPRESENTATION. Each Lender represents and warrants as to itself that as of the Closing Date (after giving effect to all transactions occurring on or as of the Closing Date) such Lender is not a party with any other Person to any other agreement with respect to the holding, voting, acquisition or disposition of shares of Capital Stock, other than the Note Purchase Agreement, the Stockholders Agreement and the agreements set forth on Schedule 2 hereto.

                  Section 3.02. COMPANY REPRESENTATIONS. The Company represents and warrants that as of the Closing Date (i) it is not a party with any other Person to any other agreement with respect to the holding, voting, acquisition or disposition of shares of Capital Stock other than the agreements set forth on
Schedule 3 hereto, (ii) except pursuant to the Stockholders Agreement and the warrant to purchase shares of Common Stock issued to Gateway Companies, Inc. on June 29, 2001 (the "Gateway Warrant"), it has not granted to any other Person any other registration rights with respect to Capital Stock of the Company, and no holder of any Capital Stock of the Company shall have as of the date hereof any right to require registration of any Capital Stock of the Company under the Securities Act or to include any security in any registration statement filed by the Company under the Securities Act except pursuant to the Stockholders Agreement and pursuant hereto and (iii) the only holders of Capital Stock (excluding shares of Common Stock) are the parties hereto and the parties listed on Schedule 4 hereto.

                  Section 3.03. COMPANY COVENANTS.

                  (a) The Company will comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act applicable to it and shall use its best efforts to comply with all other public information reporting requirements of the Commission (including reporting requirements which serve as a condition to utilization of Rule 144 promulgated by the Commission under the Securities
Act) applicable to it from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Registrable Securities. The Company will also cooperate with each holder of any Registrable Securities in supplying such information and documentation as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Registrable Securities.

                  (b) The Company covenants to each Lender that it will not grant to any other party registration rights other than registration rights that would not be senior or pari passu to those given to the Lenders in Section 2.02 hereof except pursuant to an amendment to this Agreement in accordance with the terms hereof.

                                   Article IV

                                  MISCELLANEOUS

                  Section 4.01. INJUNCTIVE RELIEF. It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with certain of the obligations imposed on them by this Agreement and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled to injunctive relief and/or specific performance to enforce such obligations, and if any action should be brought in equity to enforce any of such provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  Section 4.02. FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  Section 4.03. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Florida.

                  Section 4.04. AMENDMENT; WAIVER. This Agreement (a) may be amended or supplemented only by an instrument or counterparts thereof in writing signed by the Company and the Lenders holding a majority of the Term B Notes and Term B Share Equivalents on an as converted basis and (b) may not be discharged except by such written instrument or by performance; PROVIDED, THAT, any amendment that shall materially adversely affect the holders of the GECC Share Equivalents shall require the consent of the Lenders holding a majority of the GECC Share Equivalents.

                  Section 4.05. BINDING EFFECT. All covenants, agreements, representations and undertakings in this Agreement shall be binding on and inure to the benefit of the parties hereto and, subject to the terms and provisions hereof, their respective legal representatives, successors and assigns.

                  Section 4.06. INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

                  Section 4.07. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, all of which shall be deemed but one and the same instrument and each of which shall be deemed an original.

                  Section 4.08. NOTICES. All notices and other communications provided for or given or made hereunder shall be in writing (including delivery by facsimile transmission) and, unless otherwise provided herein, shall be deemed to have been given upon receipt if delivered by hand or upon delivery if sent by overnight courier or two days following delivery if sent by first class mail or registered mail by the party to whom such notice is to be given at its address set forth on Schedule 1 hereto, or such other address for the party as shall be specified by notice given pursuant hereto.

                  Section 4.09. HEADINGS. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute part of this Agreement.

                  Section 4.10. EXPIRATION OF RIGHTS. Notwithstanding any other provision in this Agreement, the parties hereto agree that the rights and obligations set forth in this Agreement (other than those concerning any breach, misrepresentation, liability or indemnification obligation which arose or shall arise in connection with actions or omissions by any party hereto prior to the Expiration Date) and any provision necessary to effect such rights and obligations, shall expire and be of no further force and effect as of the Expiration Date.

                  Section 4.11. ENTIRE AGREEMENT. The rights set forth herein are in addition to the registration rights set forth in the Stockholders Agreement. This Agreement together with the Note Purchase Agreement, the Credit Agreement, the Term B Notes, the Lender Warrants and the GECC Warrants contains the entire agreement among the parties hereto with respect to the subject matter hereof.

                  IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto as of the date first above written.

                       VIASOURCE COMMUNICATIONS, INC.


                       By: /s/ Craig Russey
                          ------------------------------------------
                            Name: Craig Russey
                            Title:  Chief Executive Officer

                       CREST COMMUNICATIONS PARTNERS II LP
                       By:  Crest Partners II LLC, its general partner
                             By:  WAT Capital LLC, its managing member


                             By: /s/ William W. Sprague
                                -----------------------------------
                                     Name:  William W. Sprague
                                     Title:  Managing Member


                       JACKSON NATIONAL LIFE INSURANCE COMPANY
                       By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life
                             Insurance Company


                             By:  signature illegible
                                ----------------------------------
                                Name:
                                Title:

                       OLD HICKORY FUND I, LLC

                       By:  PPM America, Inc., its Manager

                             By:  signature illegible
                                ----------------------------------
                                Name:
                                Title:

                       TULLY CAPITAL PARTNERS

                       By: /s/ Timothy J. Tully
                          ----------------------------------------
                            Name:  Timothy J. Tully
                            Title:

                                   PNC CAPITAL CORP.


                                   By: /s/ David McL. Hillman
                                      -----------------------------------------
                                        Name:  David McL. Hillman
                                        Title:  Executive Vice President


                                   WOOD STREET PARTNERS, II

                                   By: /s/ David McL. Hillman
                                      -----------------------------------------
                                        Name:  David McL. Hillman
                                        Title:  General Partner



                                      Bruce A. Nassau


                                      /s/ Bruce A. Nassau
                                      -----------------------------------------



                                      Lurie Nassau

                                      /s/ Lurie Nassau
                                      -----------------------------------------

                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By: /s/ Stephen Hipp
                                     ------------------------------------------
                                       Name:  Stephen Hipp
                                       Title: